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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 23, 1996, included in Halliburton Company's Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this Form S-4.


                                             /s/ ARTHUR ANDERSEN LLP

Dallas, Texas
August 29, 1996